UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 21, 2025 (February 20, 2025)

Oaktree Specialty Lending Corporation
(Exact name of Registrant as specified in its charter)

Delaware	814-00755	26-1219283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (213)
830-6300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OCSL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2 of
this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On February 20, 2025, Oaktree Specialty Lending Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Oaktree Fund Advisors, LLC, Oaktree Fund Administration, LLC, and SMBC Nikko Securities America, Inc., BNP Paribas Securities Corp., ING Financial Markets LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters, in connection with the issuance and sale of $300.0 million aggregate principal amount of the Company’s 6.340% Notes due 2030 (the “Offering”). The closing of the Offering is expected to occur on February 27, 2025, subject to customary closing conditions. The net proceeds to the Company will be $296.2 million, after deducting the underwriting discount of $3.0 million payable by the Company and estimated Offering expenses of approximately $0.8 million payable by the Company.
The offering is being made pursuant to the Company’s effective shelf registration statement on Form
N-2
(Registration
No. 333-269628)
filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement, dated February 20, 2025, and a final prospectus supplement dated February 20, 2025. This Current Report on Form
8-K
shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.
The description above is only a summary of the material provisions of the Underwriting Agreement and is qualified in its entirety by reference to a copy of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form
8-K
and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated February 20, 2025 by and among Oaktree Specialty Lending Corporation, Oaktree Fund Advisors, LLC, Oaktree Fund Administration, LLC, SMBC Nikko Securities America, Inc., BNP Paribas Securities Corp., ING Financial Markets LLC and Wells Fargo Securities, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE SPECIALTY LENDING CORPORATION

Date: February 21, 2025	By:	/s/ Christopher McKown
	Name:	Christopher McKown
	Title:	Chief Financial Officer and Treasurer